UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2025

BARRETT BUSINESS SERVICES, INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	0-21886	52-0812977
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8100 NE Parkway Drive Suite 200
Vancouver, Washington		98662
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (360) 828-0700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BBSI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure included under Item 2.03 is incorporated by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 22, 2025, Barrett Business Services, Inc. (the "Company") entered into amendments to its credit facility with its principal bank, Wells Fargo Bank, National Association (the "Bank"). The updated terms are set forth in the Second Amendment (the "Amendment") to the Third Amended and Restated Credit Agreement dated March 1, 2022 (the "Credit Agreement"), and the Sixth Amended and Restated Revolving Line of Credit Note (the "Amended Revolving Line of Credit Note").

The Amendment to the Credit Agreement extends the Company's $50.0 million revolving credit line from July 1, 2026 to August 1, 2028 and reduces the unused commitment fee from 0.35% to 0.30% per annum on the daily unused portion of the credit line. The Amended Revolving Line of Credit Note reflects the same extension of the Company's line of credit to August 1, 2028.

All other material terms and conditions of the Credit Agreement and Revolving Line of Credit Note (together, the "Amended Credit Agreements") remain unchanged from those described in Note 4 to the Company's unaudited interim condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, filed with the Securities and Exchange Commission (the "SEC") on August 7, 2025.

The foregoing description of the Amended Credit Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Credit Agreements, copies of which are filed as Exhibit 4.1 and Exhibit 4.2 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Second Amendment, effective as of August 1, 2025, to Third Amended and Restated Credit Agreement between the Registrant and Wells Fargo Bank, National Association.
4.2	Sixth Amended and Restated Revolving Line of Credit Note effective August 1, 2025 of the Registrant.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARRETT BUSINESS SERVICES, INC. Registrant
Dated: September 22, 2025	By:	/s/ Anthony J. Harris
Anthony J. Harris Executive Vice President and Chief Financial Officer and Treasurer